Guardant Health Investor Presentation January 2019

Safe harbor statement This presentation contains “forward-looking statements,” which are statements related to future events that by their nature address matters that are uncertain. All forward-looking information is inherently uncertain and actual results may differ materially from assumptions, estimates or expectations reflected or contained in the forward-looking statements as a result of various factors. For details on the uncertainties that may cause our actual results to be materially different than those expressed in our forward-looking statements, please refer to our reports filed with the Securities and Exchange Commission, including our quarterly report on Form 10-Q for the period ended September 30, 2018. Forward-looking statements address our expected future business, financial performance, financial condition as well as results of operations, and often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “target,” and similar expressions and the negative versions thereof. Such statements are based only upon our current expectations. Any forward-looking statement speaks only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that we expect, believes or anticipate will or may occur in the future. Forward-looking statements are based on our experience and perception of current conditions, trends, expected future developments and other factors we believe are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond our control. We undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. 2

The mission of Guardant Health is to **conquer cancer with data**

Expanding precision oncology to all stages of disease through easier access to cancer's underlying molecular information

Market leading comprehensive liquid biopsy	6,000+ oncologists	50+ biopharma companies	80,000+ tests ordered	94% Revenue growth[1]

Therapy selection	Recurrence monitoring	Early detection
GUARDANT360 OMNI	LUNAR - 1	LUNAR - 2

1 YTD as of September 30, 2018 compared to nine-months ended 2017

3
GUARDANT

Tumors shed cell-free nucleic acids into the blood at low concentrations Guardant proprietary technology unlocks these tumor signals from a simple blood draw TUMOR 4

Focused on expanding the scope of precision oncology

	Therapy Selection *Late-stage cancer patients*	Recurrence Monitoring *Cancer survivors*	Early Detection *Asymptomatic individuals*
Limitations of Current Approaches	Tissue Availability and Exhaustion Delay in Care	No Tissue Available High False Positive Rate Symptomatic Intervention Low Compliance	
Patient Impact	8% of advanced NSCLC patients are tested for biomarkers in line with the NCCN Guidelines	56% of colon cancer patients referred for disease recurrence have not had a recurrence	38% of NSCLC patients are diagnosed with early stage disease
Our Solution	GUARDANT 360 – Commercial 2014 GUARDANT OMNI – Commercial 2017 for research use	LUNAR-1	LUNAR-2

Rebecca L. Siegel, Cancer Statistics, 2018, A Cancer Journal for Clinicals, Gutierrez et al. 2017 *Clinical Lung Cancer*, PLOS ONE | DOI:10.1371/journal.pone.0171810

5 | GUARDANT

Realizing the $35B+ U.S. opportunity requires delivering the right information for the right intervention for the right patient population

U.S. Patient Population	Advanced-Stage Cancer ~700 K	Cancer Survivors ~15 million	Asymptomatic, Hi-Risk ~35 million
Information	Therapy Selection GUARDANT360 OMNI	Recurrence Monitoring LUNAR - 1	Screening & Early Detection LUNAR - 2
Intervention	Targeted & Immuno-oncology therapies 50+ biopharma companies	Neoadjuvant, Adjuvant, or Curative	Curative or Preventative
U.S. Market Size	~$6B	~$15B	~$18B

Source: CDC Statistics; US Census; American Cancer Society, Cancer Facts and Statistics; SEER; Rebecca L. Siegel, Cancer Statistics, 2018, A Cancer Journal for Clinicals, 68:7; Piper Jaffray, Liquid Biopsy Report, Cowen Equity Research, Foundation Medicine, dated March 18, 2018; CDC, Viral Hepatitis and Liver Cancer report.
Note: Market sizing based on Guardant Health internal analysis.

6 | GUARDANT

Digital sequencing platform

Patented proprietary technology for unlocking cancer's signals from blood

GUARDANT DIGITAL SEQUENCING PLATFORM


High-Efficiency Chemistry
Next Generation Sequencing
Learning Bioinformatics Engine
LUNAR - 2
LUNAR - 1
GUARDANT OMNI
GUARDANT360

Biochemistry	Genomic sequencing	Signal processing	Bioinformatics
Process engineering		Machine learning	

60+ PATENTS ISSUED AND 130+ PENDING PATENT APPLICATIONS

7 | GUARDANT

Digital Sequencing Platform: underlying technology Guardant Digital Sequencing Biochemistry and Error Reduction High-Efficiency Biochemistry Learning Bioinformatics Engine High- Learning 1000X reduction in Efficiency 2-3X conversion higher efficiency Bioinformatics sequencing error than other methods rate Chemistry Engine Digital Sequencing unlocks signal from noise across all 4 classes of genomic alterations and MSI Standard NGS Guardant Digital Sequencing 100% 100% 10% 10% Noise lowered by >3 orders of magnitude 1% SNV 1% 0.1% 0.1% 0.01% 0.01% 8 Source: Odegaard et al. CCR, 2018.

Liquid biopsy for therapy selection in advanced cancer Market leading Comprehensive Liquid Biopsy Guideline-complete clinical results for advanced >2MB footprint panel tailored for immuno- solid tumors in less than 7 days oncology and targeted therapy development 9

Guardant360 clinical data highlights 42 98 295 Clinical Peer-reviewed Scientific studies Publications abstracts 10

JAMA Oncology: Support for a blood first paradigm in NSCLC

University of Pennsylvania study of 323 NSCLC Patients tested with Guardant360


44%

of eligible patients didn't get results from tissue biopsy


~90%

Concordance at diagnosis reported for Guardant360® and tissue testing

2x

The number of patients found with targetable mutations 82 patients with Guardant360® + tissue testing versus 47 patients with tissue testing alone

> *"These results [Aggarawal et al], combined with the patient satisfaction with the relative ease of providing blood rather than a solid tissue sample, suggest a clinical strategy of pursuing **plasma NGS first**, then tissue NGS if plasma NGS cannot detect relevant mutations."*
>
> – Gyawali B and West J, JAMA Oncology, 2018

11 | GUARDANT

NILE: Guardant360 vs standard of care in 1st-line NSCLC Readout of primary endpoint expected in 1H 2019 300 NSCLC Patients Prospective, Multi-Center Trial Standard of Care Tissue Testing + Detection of NCCN Detection of NCCN Biomarkers with Tissue VS Biomarkers with Testing 12

Establishing a blood first paradigm in advanced cancer Guardant360 Pan-Cancer NILE FDA Approval Medicare Coverage Interim Readout PMA Submission Post FDA Approval via 1H 2019 1H 2019 the NGS NCD <7-day TAT 13

Medicare and strong private payer coverage today and opportunity for increased coverage post FDA approval Q2 2016 Q3 2017 Q4 2017 Q1 2018 Q3 2018 Q4 2018 Total Covered 700K 3.7M 6.9M 21.9M 89.9M 115.3M Lives (Estimated) Estimates for Q2 2016 through Q4 2019 are as of 1/04/2019 14

Biopharma is a significant portion of $6B therapy selection market 1200+ targeted therapy and I-O programs 130,000+ patients ~$4 Billion Biopharmaceutical U.S. Market Opportunity Estimates ($mm) Clinical 50+ Opportunity ~$2 Billion $250 $2,120 pharma $320 Biopharmaceutical partners Opportunity $370 $1,180 Prospective Retrospective CDx Commercial Total Sources: SEER; Rebecca L. Siegel, Cancer Statistics, 2018, A Cancer Journal for Clinicians, 68:7; Piper Jaffray, Liquid Biopsy Report. Guardant Health Biopharma, Global Data, June 2017; clinicaltrials.gov; Campbell (Meyerson) and TCGA 2016 Nature Genetics. 15 Note: Market sizing based on Guardant Health internal analysis.

Partnership with AstraZeneca to develop multiple plasma- based companion diagnostic tests 16

AstraZeneca Partnership: Guardant found more patients who may benefit from combination immunotherapy Evaluable Patients for TMB analysis Guardant TMB High Overall Survival 809 460 Tissue TMBEvaluable TMB Patients Annals of Oncology, Volume 29, Issue suppl_10, 1 December 2018 17

To develop affordable multi-cancer assays for early detection and recurrence monitoring Lung CRC Breast Ovarian 18

Commercial engine as a significant R&D force multiplier 80,000+ sample data & biobank Leveraging data, biobank and insights produced by commercial engine can create technology compounding effect - 1 19

The challenges of detecting residual disease using cell-free DNA with high sensitivity and high specificity Detection Challenges Genomic Sensitivity Signatures • Genomic signatures alone max out at~50% sensitivity for early cancer TUMOR + Specificity • Non-tumor sources of biological noise, such as CHIP, can increase Epigenomic difficulty of highly specific Signatures detection • Using prior knowledge of tumor MICRO- tissue to filter out such noise is ENVIRONMENT clinically challenging 20

Introducing the assay LUNAR now available for research use by biopharmaceutical and academic researchers Genomic Alterations Biological Noise Filter LUNAR 80,000 ctDNA TEST RESULT Whole Signal Integration Genome ctDNA Sequencing Tests present / absent Epigenomic Epigenomic Signatures Classifier Launched for RUO in Q4’18 and planned CLIA launch for prospective studies in 2H’19 21

LUNAR Assay Performance Hybrid genomics and epigenomics approach can improve sensitivity to early stage cancers Late-stage • Assay reportable range down to 0.01% for genomic alterations • High quantitative correlation between genomic and epigenomic signal components • Epigenomic component detects Genomic Genomic Alterations Early-stage many samples that were negative with genomics-only Normal component Epigenomic Signatures Internal Guardant Health data 22

- 1: Selecting patients with residual disease for adjuvant therapy may improve outcomes in multiple cancers Breast Lung CRC Ovarian e.g., Herceptin No well-defined standard for accurately Nearly 50% reduction selecting patients for adjuvant therapy in risk of recurrence(1) (1) N Engl J Med 2005;353:1659-72. 23

LUNAR- 1: Detection of post-op residual disease in CRC and NSCLC

Study of colorectal cancer patients over 5 years

Design
- Retrospective surgical CRC study with 5 year follow-up
- Patients going through curative-intent hepatectomy



not detected
detected
Residual Free Survival
1.0
0.8
0.6
0.4
0.2
0.0
0
10
20
40
50
Months

Results
- ctDNA detected in 84% of pre-op samples
- All patients with detected ctDNA using LUNAR assay post-op relapsed (48% sens / 100% spec)

Overman (Kopetz) et al. Jun 2018 J Clin Oncol 36, 2018 (suppl; abstr 12044)

Study of resected early-stage NSCLC

Design
- Prospective, comprehensive profiling 19.4 months follow-up
- ctDNA assessment of MRD pre- and post-op at 4 weeks and until recurrence



Recurrence free survival (% of patients)
1.00
0.75
0.50
0.25
0.00
4wk ctDNA not detected
4wk ctDNA detected
HR 4.68 (1.55 - 14.16)
p = 0.003 by log-rank
0
6
12
18
24
Months

Results
- Somatic panel with classifier to filter non-tumor variants
- ctDNA detected in 69% evaluable patients prior to/at time of recurrence
- ctDNA detected post-op four months earlier than radiographic recurrence

Lam (Heymach) et al. Sep 2018 WCLC

24
GUARDANT

- 2: Addressing need for improved early cancer detection Pilot data has demonstrated strong performance in early detection of lung cancer LUNAR-2 Lung Sensitivity by Stage Sensitivity Sensitivity at around 98% specificity STAGE 1 STAGE 2 Note: The pilot data presented here may be impacted by small sample sizes, non-ideally matched and unblinded controls, and potentially other confounding factors. Further studies are 25 required to verify the presented performance.

Strong financial profile Revenues ($000’s) Sample Volumes (1) Gross Profit Margin (2) BioPharma Clinical 27,981 $57,766 49.3%49.3% +33% +100% +94% 20,960 20,644 $29,840 24.7%24.7% 17,304 7,337 3,656 2017 2018 2017 2018 2017 2018 Q3 YTD Q3 YTD Q3 YTD Q3 YTD Q3 YTD Q3 YTD (1) Clinical volume excludes 352 and 1,382 tests in the first nine months of 2018 and 2017, respectively, from a customer that in March 2018 began processing tests in-house 26 (2) Gross profit margin = gross profit / total revenue Gross profit = Total revenue – Cost of precision oncology testing – Cost of development services

Significant opportunities to drive future growth -2 -1 International Increased expansion Continued adoption of COGS and CGP Blood-First opex Volume Growth leverage FDA approval Medicare NCD OMNI (pan-cancer) Commercial payer Pharma CDx reimbursement Medicare LCD tailwinds (lung) Near-term drivers Long-term drivers 27